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                                                                   EXHIBIT 10.2


                         REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement ("Agreement") is made and entered into this 31st day of December, 2002, by and among WellPoint Health Networks Inc., Aetna Inc., CIGNA Health Corporation, Health Net, Inc. (formerly Foundation Health Systems, Inc.), Oxford Health Plans, Inc., Anthem Insurance Companies, Inc., PacifiCare Health Systems, Inc., and NDCHealth Corporation (each, a "Stockholder" and collectively, the "Stockholders"), and PROXYMED, INC., a Florida corporation (referred to as "ProxyMed").

         WHEREAS, pursuant to an Indenture, dated December 31, 2002 (the "Indenture"), by and between ProxyMed and LaSalle Bank, N.A., national banking association, as trustee (the "Trustee"), ProxyMed has agreed to issue and sell to the Stockholders an aggregate of $13,400,000 principal amount of 4% Convertible Notes due December 31, 2008 (the "Notes") as partial consideration in connection with the merger contemplated in that certain Agreement and Plan of Merger and Reorganization, dated December 31, 2002 (the "Merger Agreement") between ProxyMed, Davie Acquisition Sub, a Delaware corporation and MedUnite Inc., a Delaware corporation; and

         WHEREAS, in order to induce each Stockholder to vote for the approval of the Merger (as defined in the Merger Agreement) and to accept the Notes as consideration in the Merger ProxyMed has agreed to provide the Stockholders and their direct and indirect transferees the registration rights set forth in this Agreement.

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the receipt of which are hereby acknowledged, the Stockholders, individually and collectively, and ProxyMed, intending to be legally bound, hereby agree as follows:

         1. Grant of Rights. ProxyMed hereby grants registration rights to the Designated Holders (as hereinafter defined) upon the terms and conditions set forth in this Agreement.

                  (a) Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                           "Business Day" shall mean each Monday, Tuesday,
Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

                           "Common Stock" means the Common Stock, par value
$0.001 per share, of ProxyMed or any other capital stock of ProxyMed into which such stock is reclassified or reconstituted and any other common stock of ProxyMed.

                           "Damages Payment Date" means each interest payment
date under the Indenture in the case of the Notes, and each March 15 and September 15 in the case of the Registrable Securities.


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                           "Designated Holder" means a Stockholder and any of
its transferees to whom Registrable Securities have been transferred in accordance with Section 7 of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

                           "Exchange Act" means the Securities Exchange Act of
1934, as amended.

                           "Notice of Sale" means a written notice specifying
the intended manner of sale of Registrable Securities and the identity of the person or entity for whose account the Registrable Securities will be sold.

                           "Registration Expenses" shall mean any and all
expenses incident to performance of or compliance by ProxyMed with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees,
(ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Designated Holders in connection with blue sky qualification of any of the Registrable Securities), (iii) all expenses incurred by ProxyMed in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (v) the fees and disbursements of the Trustee and its counsel, (vi) the fees and disbursements of counsel for ProxyMed and the reasonable fees and disbursements of one counsel for the Designated Holders and (vii) the fees and disbursements of the independent public accountants of ProxyMed, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Designated Holders (other than fees and expenses set forth in clause (vi) above) and underwriting discounts, SEC fees and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Designated Holder.

                           "Registrable Securities" means each of the
following: (a) any and all shares of Common Stock issued or issuable to any of the Designated Holders upon conversion of the Notes, and (b) any shares of Common Stock issued or issuable to any of the Designated Holders with respect to the Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Common Stock or voting common stock issuable upon conversion, exercise or exchange thereof.

                           "Registration Trigger Date" means the date on which
the Stockholder achieves the first Triggering Event as set forth in the Indenture.

                           "SEC" shall mean the Securities and Exchange
Commission.


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                           "Shelf Registration" shall mean a registration
effected pursuant to Section 1(c) hereof.

                           "Shelf Registration Statement" shall mean a "shelf"
registration statement of ProxyMed pursuant to the provisions of Section 1 of this Agreement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein. As the context may require, "Shelf Registration Statement" shall include any Subsequent Shelf Registration Statement.

                           "Securities Act" means the Securities Act of 1933,
as amended, and the rules and regulations of the SEC promulgated thereunder.

                           "Subsequent Shelf Registration Statement" shall have
the meaning set forth in Section 1(d) hereof.

                           "Trustee" shall mean the trustee with respect to the
Notes under the Indenture.

                           "Underwriter" shall mean the investment banker or
investment bankers or manager or managers that shall administer an underwritten offering, if any, conducted pursuant to this Agreement.

                  (b) Holders of Registrable Securities. A Person is deemed to be a Holder of Registrable Securities whenever such Person owns of record Registrable Securities, or a security convertible into, Registrable Securities whether or not such acquisition or conversion has actually been effected. If ProxyMed receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, ProxyMed may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

                  (c) Shelf Registration. ProxyMed shall, on or prior to 30 calendar days after the Registration Trigger Date (the "Filing Deadline Date"), file with the SEC a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities and, thereafter, shall use its reasonable best efforts to have such Shelf Registration Statement declared effective by the SEC on or prior to 200 calendar days after the Registration Trigger Date (the "Effectiveness Deadline Date"). ProxyMed agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) promulgated by the SEC with respect to the Registrable Securities or such shorter period that will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (such period being referred to herein as the "Effectiveness Period"). At the time the Shelf Registration Statement is initially declared effective, each Designated Holder shall be named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to comply with Item 507 of Regulation S-K and any other disclosure laws or regulations


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applicable to selling securityholders under the Securities Act. ProxyMed shall not include the securities proposed to be sold by ProxyMed or by any other shareholder in the Shelf Registration Statement to the extent the underwriter or underwriters of the Registrable Securities otherwise being registered under the Shelf Registration Statement shall determine in good faith that the inclusion of such securities would jeopardize the successful sale at the desired price of the Registrable Securities proposed to be sold by such underwriter or underwriters.

                  (d) If (i) the Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities) or (ii) sales of some or all of a Designated Holder's Registrable Securities may not be made pursuant to the Shelf Registration Statement or any Subsequent Shelf Registration Statement for any other reason during the Effectiveness Period (other than on Business Days on which financial markets are generally closed or because of a Deferral Period), ProxyMed shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or to permit such sales, including by (A) amending, within thirty (30) days of such cessation of effectiveness, the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof or to permit such sales, or (B) by filing an additional Shelf Registration Statement pursuant to Rule 415 covering all of the securities that as of the date of such filing are Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, ProxyMed shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Registration Statement (or any subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

                  (e) ProxyMed further agrees to, after the effective time of the Shelf Registration Statement, supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by ProxyMed for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Designated Holder with respect to information relating to such Designated Holder, including without limitation any action necessary to identify such Designated Holder as a selling securityholder in the Shelf Registration Statement, and to use its reasonable best efforts to cause any such supplement to be filed or amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. ProxyMed agrees to furnish to the Designated Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                  (f) If at any time the Notes are convertible into securities other than the Common Stock pursuant to the definition of "Common Stock" in the Indenture, ProxyMed shall, or shall cause any successor under the Indenture to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.


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                  (g)      ProxyMed shall pay all Registration Expenses in
connection with the registration pursuant to this Section 1. Each Designated Holder shall pay pro rata based on the amount of securities sold all underwriting discounts, SEC fees and transfer taxes, if any, relating to the sale or disposition of such Designated Holder's Registrable Securities.

                  (h) Each Designated Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a completed and signed Notice of Sale to ProxyMed at least three (3) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement; it being understood that, the Designated Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an underwritten offering. From and after the Effective Time, ProxyMed shall, as promptly as practicable after the date a Notice of Sale is delivered, and in any event on or prior to the later of (x) 5 Business Days after such date or (y) 5 Business Days after the expiration of any Deferral Period in effect when the Notice of Sale is delivered or put into effect within ten (10) Business Days of such delivery date, (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or a Subsequent Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Designated Holder delivering such Notice of Sale is named as a selling security Designated Holder in the Shelf Registration Statement (or such Subsequent Shelf Registration Statement) and the related Prospectus in such a manner as to comply with Item 507 of Regulation S-K and any other disclosure laws or regulations applicable to selling security Designated Holders under the Securities Act and, if ProxyMed shall file a post-effective amendment to the Shelf Registration Statement or a Subsequent Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment (or such Subsequent Shelf Registration Statement) to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is forty-five (45) days after the date such post-effective amendment (or such Subsequent Shelf Registration Statement) is required by this clause to be filed; (ii) provide such Designated Holder copies of any documents filed pursuant to Section 1(h)(i) upon written request; and (iii) notify such Designated Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment or a Subsequent Shelf Registration Statement filed pursuant to
Section 1(h)(i); provided, that if such Notice of Sale is delivered during a Deferral Period or a Deferral Period is put into effect within ten (10) Business Days after such delivery date, ProxyMed shall so inform the Designated Holder delivering such Notice of Sale and shall take the actions set forth in clauses (i), (ii) and (iii) above within fifteen (15) Business Days of the expiration of the Deferral Period in accordance with Section 2(d).

                  (i) The parties hereto agree that the Designated Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if the Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date (referred to herein as an "Event," and the "Event Date" for purposes hereof shall be the Effectiveness


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Deadline Date). Events shall be deemed to continue until the "Event Termination
Date," which shall be the date the Shelf Registration Statement is filed.

                  Accordingly, commencing on (and including) any Event Date and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (a "Damages Accrual Period"), ProxyMed agrees to pay, as liquidated damages and not as a penalty, an amount (the "Liquidated Damages Amount"), payable on the Damages Payment Dates to Designated Holders of Notes and Registrable Securities, as the case may be, accruing, for each portion of such Damages Accrual Period beginning on and including a Damages Payment Date (or, in respect of the first time that the Liquidated Damages Amount is to be paid to Designated Holders on a Damages Payment Date as a result of the occurrence of any particular Event, from the Event Date) and ending on but excluding the first to occur of (A) the date of the end of the Damages Accrual Period or (B) the next Damages Payment Date, at a rate per annum equal to one percent (1.0%) of the aggregate principal amount of such Notes or, in the case of Notes that have been converted into Common Stock, at a rate per annum of one percent (1.0%) of an amount equal to the number of shares of Common Stock multiplied by the quotient of $1,000 divided by the Conversion Rate during such periods, as the case may be, in each case determined as of the Business Day immediately preceding the next Damages Payment Date; provided, that any Liquidated Damages Amount accrued with respect to any Note or portion thereof converted into Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the Designated Holder who submitted such Note or portion thereof for conversion on the applicable conversion date. Notwithstanding the foregoing, no Liquidated Damages Amounts shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and
(y) expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events requiring the payment by ProxyMed of Liquidated Damages Amounts to the Designated Holders of Registrable Securities pursuant to this Section, the accrual of Liquidated Damages Amounts will cease (without in any way limiting the effect of any subsequent Event requiring the payment of any Liquidated Damages Amount by ProxyMed).

                  The Trustee shall be entitled, on behalf of Designated Holders of Notes or Registrable Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Liquidated Damages Amount. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude a Designated Holder of Notes or a Designated Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

                  All of ProxyMed's obligations set forth in this Section 1(i) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full.


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                  The parties hereto agree that the liquidated damages provided for in this Section 1(i) constitute a reasonable estimate of the damages that may be incurred by Designated Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be declared effective prior to the Effectiveness Registration Date in accordance with the provisions hereof.

         2. Obligations of ProxyMed. Whenever registration of the Registrable Securities is required pursuant to Section 1(c) of this Agreement, the following shall apply:

                  (a) ProxyMed shall prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Designated Holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, that before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC (other than amendments or supplements prepared by ProxyMed in performance of its obligations under
Section 1(h)), ProxyMed shall furnish to the Designated Holders' Representative, copies of all such documents proposed to be filed and use its reasonable best efforts to reflect in each such document when so filed with the SEC such comments as counsel to the Stockholders reasonably shall propose within five (5) Business Days of the delivery of such copies to the Stockholders and such counsel. The provisions of this Section shall not apply to filings by ProxyMed under the Exchange Act that are incorporated by reference in such Registration Statement or Prospectus.

                  (b) ProxyMed shall prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus included therein as may be necessary to keep the Registration Statement during the Effectiveness Period and to comply with the provisions of the Securities Act and regulations of the SEC thereunder with respect to disposition of the Registrable Securities during such period, in accordance with the intended methods of disposition by the Designated Holders as set forth in the Registration Statement.

                  (c) ProxyMed shall provide Designated Holders and the Underwriter, if any, with such reasonable number of copies of the prospectus included in the Registration Statement (in preliminary and definitive form) or supplements thereto as may be reasonably required and such other documents as each Designated Holder or Underwriter, if any, may reasonably request to facilitate the disposition of the Registrable Securities. Subject to Section 2(d) hereof, ProxyMed consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Designated Holders of Registrable Securities and any Underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law.

                  (d) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of a Shelf Registration Statement or the initiation of proceedings with respect to a Shelf Registration Statement under
Section 8(d) or 8(e) of the Securities Act, (B) the occurrence


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of any event or the existence of any fact (a "Material Event") as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the reasonable discretion of ProxyMed, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus for a discrete period of time, (i) in the case of clause
(B) above, subject to the second succeeding sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the second succeeding sentence, use its reasonable best efforts to cause it to be declared effective as promptly as is practicable, and
(ii) give notice to each Designated Holder, counsel to the Stockholders and the Underwriters, if any, that the availability of such Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Designated Holder agrees not to sell any Registrable Securities pursuant to such Registration Statement until such Designated Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by ProxyMed that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Subject to the next sentence, ProxyMed will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of ProxyMed, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of ProxyMed and (z) in the case of clause (C) above, as soon as in the reasonable discretion of ProxyMed, such suspension is no longer appropriate. ProxyMed shall be entitled to exercise its right under this Section 2(d) to suspend the availability of the Shelf Registration Statement or any Prospectus no more than one (1) time in any three month period or three (3) times in any twelve month period, and any such period during which the availability of the Registration Statement and any Prospectus is suspended (the "Deferral Period") shall not exceed 30 days; provided, that the aggregate duration of any Deferral Periods shall not exceed 30 days in any three month period or 90 days in any twelve (12) month period.

                  (e) ProxyMed shall use its best efforts to register or qualify the Registrable Securities to be registered pursuant to this Agreement to the extent required under the applicable


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securities or "blue sky" laws of the jurisdictions in which the Designated
Holders are permanent residents.

                  (f) In the event of any underwritten public offering, ProxyMed shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering, it being understood that in any such underwritten offering, the Underwriters that will administer the offering will be selected by ProxyMed with the consent of the Designated Holders' Representative. Each Designated Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (g) ProxyMed shall use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through Underwriters,
(i) an opinion, dated as of such date, of the counsel representing ProxyMed for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of ProxyMed, in form and substance as is customarily given by independent certified public accountants to Underwriters in an underwritten public offering addressed to the underwriters.

                  (h) Upon execution of a confidentiality agreement in a form customarily used in connection with underwritten public offerings, ProxyMed shall make available for inspection by a representative of the Designated Holders, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Designated Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of ProxyMed, and cause the respective officers, directors and employees of ProxyMed to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement in order to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

                  (h) From the date hereof until the end of the Effective Period, ProxyMed shall promptly take such action as may be necessary so that
(i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto (and each report or other document incorporated by reference therein in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) each of the Prospectus and any amendment or supplement to the Prospectus does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


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                  (i)      ProxyMed shall promptly notify each Designated
Holder and counsel for the Stockholders promptly and, if requested by any such Designated Holder or counsel, confirm such advice in writing (i) when a Shelf Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any communication or request by the SEC or any state securities authority related to amendments and supplements to a Registration Statement and Prospectus or related to additional information before or after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of ProxyMed contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if ProxyMed receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes, results in or causes such Registration Statement or the related Prospectus to include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading and (vi) of any determination by ProxyMed that a post-effective amendment to a Registration Statement would be appropriate, which notice may state that it constitutes a Deferral Notice, in which event the provisions of 2(d) shall apply. ProxyMed shall make every reasonable effort to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of a Registration Statement as promptly as practicable and provide prompt notice to each Designated Holder of the withdrawal of any such order.

                  (j) ProxyMed will use its reasonable best efforts to cause the Common Stock issuable upon conversion of the Securities to be listed for quotation on the Nasdaq National Market or other stock exchange or trading system, if any, on which the Common Stock primarily trades. ProxyMed shall cooperate with the Designated Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be registered in such names as the Designated Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Securities.

                  (k) ProxyMed shall inform in writing the Designated Holders' Representative of the occurrence of a Registration Trigger Date no later than 10 calendar days after the occurrence of such Registration Trigger Date.

         3.       Designated Holder Representative.

                  (a) Each Designated Holder hereby appoints and authorizes Mr. Jay M. Gellert to act as, and Mr. Gellert by his signature on the designated signature page of this Agreement agrees to act as, the agent hereunder for the benefit of the Designated Holders for the receipt and for the giving of any notice specified in this Agreement to be given or received, as the case may be, by the Designated Holders' Representative, except for any Notice of Sale or any notice required pursuant to Section 5; it being expressly understood that with respect to any Notice of Sale, Deferral Notice or Sale Notice or any matters related thereto the Designated Holders' Representative shall not be an agent hereunder for the benefit of the Designated Holders. The parties may each conclusively rely on the authority of the Designated Holders' Representative to act as agent for each Designated Holder for the receipt or giving of any notice specified in this Agreement, other than any Notice of Sale, Deferral Notice or Sale Notice to be given or received, as the case may be, by the Designated Holders, until such time as ProxyMed shall have received written notice from the Designated Holders' Representative (or his duly appointed successor in the case of his incapacity to serve) of his resignation or incapacity to serve and the appointment of a substitute agent. Each Designated Holder agrees that, should the Designated Holders' Representative resign or be unable to serve, it shall immediately select jointly with the other Designated Holders a single substitute agent for the giving and receiving of notices, whose appointment shall be effective on the date of the prior agent's resignation or incapacity.

                  (b) The Designated Holders' Representative accepts his appointment. It is agreed that the Designated Holders' Representative shall not have any duties or responsibilities, except those expressly stated in this Agreement or in a written agreement executed by all of the Designated Holders and the Designated Holders' Representative, nor shall the Designated Holders' Representative have or be deemed to have any fiduciary relationship with any Designated Holder as a result of his appointment as the Designated Holders' Representative, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Designated Holders' Representative.

                  (c) The Designated Holders agree severally and not jointly Pro Rata to pay or reimburse the Designated Holders' Representative for all of his reasonable out-of-pocket costs and expenses incurred in connection with the performance of his duties under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Designated Holders' Representative. "Pro Rata" shall mean each Designated Holder's pro rata share based on each Designated Holder's ownership of principal amount of Notes on the date of this Agreement.

                  (d) The Designated Holders' Representative shall have the right to select, instruct and use, on behalf of the Designated Holders, legal counsel to represent the Designated Holders jointly in connection with the filing and having declared effective the Shelf Registration Statement and related matters contemplated by this Agreement (provided that, without separate retention, such counsel shall not represent any of the Designated Holders in connection with any sale of Registrable Securities). The Designated Holders' Representative may use appropriate in-house counsel or retain outside counsel, as appropriate. Unless and until the Designated Holders' Representative names other counsel, any reference to counsel for the Stockholders or the Designated Holders herein shall be deemed to refer to Cooley Godward LLP ("Cooley Godward").

                  (e) The Stockholders acknowledge and agree that, if requested by Mr. Gellert, Cooley Godward LLP, outside general counsel to MedUnite, may represent such

Stockholders jointly as special counsel in connection with the review of the Shelf Registration Statement to be filed by ProxyMed and any pre-effective amendments to such Shelf Registration Statement (the "Registration"). Such representation shall not include any ongoing monitoring of ProxyMed's compliance with this Agreement or any other agreement. The applicable rules of professional conduct require that Cooley Godward inform the parties hereunder of this representation and obtain their consent. The Stockholders hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Registration, Cooley Godward may represent the Stockholders jointly; and (c) gives its informed consent to Cooley Godward's future representation of any of the Stockholders and their respective affiliates on any matters unrelated to the Registration solely to the extent Cooley Godward's collective representation of the Stockholders in the Registration may present an actual or potential conflict of interest in such future representation of any individual Stockholder or any of its affiliates.

         4. Designated Holder Information. ProxyMed may request in writing that each Designated Holder furnish to ProxyMed such information regarding the Designated Holder and the distribution of the Registrable Securities as may be required under the Securities Act, and each Designated Holder agrees to provide such information to ProxyMed promptly after receipt of such written request.

         5. Suspension of Sales. Each Designated Holder agrees that, upon receipt of notice from ProxyMed of the happening of any event of the kind described in Section 2(d) above, the Designated Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement in accordance with the provisions of Section 2(d) above, and if so directed by ProxyMed each Designated Holder will deliver to ProxyMed (at ProxyMed's expense) all copies, other than permanent file copies then in the Designated Holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of such notice.

         6.       Restriction on Resale.

                  (a) Unless otherwise agreed to by ProxyMed, no Designated Holder will resell the Registrable Securities without (i) registration under the Securities Act; (ii) compliance with Rule 144 promulgated under the Securities Act, or (iii) receipt of an opinion of counsel for the Designated Holder, acceptable to ProxyMed, to the effect that an exemption from registration is available; provided, however, that clause (iii) above shall not apply to any resale by a Designated Holder to an entity affiliated by common control (or other related entity) with such Designated Holder. All reasonable costs, fees and expenses of counsel for ProxyMed in connection with review of such opinion shall be borne by ProxyMed.

                  (b) Unless otherwise agreed to by ProxyMed, and subject to Section 6(e) below, a Designated Holder will not sell more than 10% of the Registrable Securities beneficially owned by such Designated Holder as of the date of this Agreement on any single trading day.

                  (e) In the event that a Designated Holder desires to sell 100% the Registrable Securities beneficially owned by such Designated Holder, such Designated Holder shall notify ProxyMed in writing of its intent to proceed with such sale (such notice, "Sale Notice"). The Sale Notice shall specify the number of shares of Common Stock proposed to be sold by the Designated Holder, the price per share of Common Stock on the date of the Sale Notice and the aggregate amount of cash to be paid to such Designated Holder for the purchase of the shares of Common Stock subject to the Sale Notice (the "Purchase Price"). ProxyMed shall have the right to provide written notice of its intention to purchase from the Designated Holder the Common Stock subject to the Sale Notice at the Purchase Price until 5 p.m. (New York City time) on or before the third Business Day immediately following the date of the Sale Notice (the "Purchase Period"). If ProxyMed has not purchased the Common Stock subject to the Sale Notice by payment of the Purchase Price to the Designated Holder in immediately available funds prior to the expiration of the fifth Business Day following the Purchase Period the Purchase Period, the Designated Holder may sell all, but not less than all, of the Common Stock subject to the Sale Notice to any Person without regard to the limitation set forth in Section 6(e) above so long as such sale is consummated within the 15 Business Day period following the termination of the Purchase Period.

         7. Transfer of Registration Rights. The rights to cause ProxyMed to register Registrable Securities pursuant to this Agreement may be assigned by a Stockholder to a transferee or assignee of Registrable Securities that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or stockholder of a Stockholder, (b) is a Stockholder's family member or trust for the benefit of an individual, or (c) is an entity affiliated by common control (or other related entity) with such Stockholder, and in each case acquires at least fifty thousand (50,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (i) a transferor shall, within ten (10) days after such transfer, furnish to ProxyMed written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree in writing to be subject to all restrictions and obligations set forth in this Agreement and in the Stockholders Undertaking.

         8.       Miscellaneous.

                  (a) Amendments and Waivers. This Agreement may not be amended without the written consent of ProxyMed and all of the Designated Holders.

                  (b) Successors and Assigns. None of the parties hereto shall assign any of its rights or obligations under this Agreement without the express written consent of the other parties hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (c) Notices. All notices and other communications provided for hereunder shall be effective as provided in the Merger Agreement and shall be given to the following addresses:

                  IF TO PROXYMED:

                           PROXYMED, INC.
                           2555 Davie Road, Suite 110
                           Ft. Lauderdale, FL  33317
                           Attn: Rafael Rodriguez, Vice President and
                                 General Counsel
                           Telephone: (954) 473-1001
                           Facsimile:  (954) 473-0620

                  WITH COPY TO (WHICH COPY SHALL NOT CONSTITUTE NOTICE):

                           HOLLAND & KNIGHT
                           701 Brickell Avenue
                           Suite 3000
                           Miami, FL 33131
                           Attn: Rodney H. Bell
                           Telephone: (305) 789-7639
                           Facsimile:  (305) 789-7799

                  IF TO THE DESIGNATED HOLDERS REPRESENTATIVE:

                           Jay M. Gellert
                           21650 Oxnard Street
                           Woodland Hills, CA  91367
                           Telephone: (818) 676-6703
                           Facsimile:  (818) 676-6616

                  WITH COPY TO (WHICH COPY SHALL NOT CONSTITUTE NOTICE):

                           Barbara Borden, Esq.
                           Cooley Godward LLP
                           4401 Eastgate Mall
                           San Diego, CA 92121-1909
                           Telephone: (858) 550-6064
                           Facsimile:   (858) 550-6420

                  IF TO ANY STOCKHOLDER, TO THE ADDRESS SET FORTH NEXT TO SUCH STOCKHOLDER'S NAME ON SCHEDULE 1 TO THIS AGREEMENT.

                  (d) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

                  (e) Counterpart. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  (f) Governing Law. This Agreement shall be governed by and shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware.

                  (g) Merger, etc. If ProxyMed shall merge with or consolidate with any other Person and, in connection with such merger or consolidation, all or part of the Registrable Securities shall be changed into or exchanged for stock or other securities of any other Person, then, in each such case, proper provision shall be made so that such Person shall be bound by the provisions of this Agreement and the term "ProxyMed" shall thereafter be deemed to refer to such Person. For purposes hereof, the term "Person" shall mean any business entity.

                  (h) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, agreement, arrangements and understandings, both oral and written, between the parties hereto with respect to such subject matter.

                  (i) No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm, corporation, partnership, association or other entity, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

                  (j) Waivers and Remedies. The waiver by any of the parties hereto of any other party's prompt and complete performance, or breach or violation, of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or violation, and the waiver by any of the parties hereto to exercise any right or remedy which it may possess hereunder shall not operate or be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

                  (k) Severability. The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in Agreement shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

                  (l) Binding Effect. This Agreement shall insure to the heirs and legal representatives and successors of the parties hereto.

                  (m)      Intentionally Omitted.

                  (n) Indemnification by ProxyMed. ProxyMed agrees to indemnify and hold harmless each Designated Holder and each Person, if any, who controls any Designated Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, any Designated Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Designated Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if ProxyMed shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Designated Holder furnished to ProxyMed in writing by any selling Designated Holder expressly for use therein; provided, however, that the foregoing indemnity with respect to any preliminary Prospectus shall not inure to the benefit of any Designated Holder, or any Person controlling such Designated Holder or any Person under common control with, or controlled by, any Designated Holder, to the extent it is established that any such losses, claims, damages or liabilities result from the fact that such Designated Holder, or Person controlling such Designated Holder, or Person under common control with, or controlled by, any Designated Purchaser, sold Registrable Securities to a person to whom there was not sent or given, by or on behalf of such Designated Holder, a copy of the Prospectus (as then amended or supplemented, if ProxyMed shall have furnished any amendments or supplements thereto) at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if such losses, claims, damages or liabilities result from an untrue statement or alleged untrue statement or an omission or alleged omission contained in such preliminary Prospectus that was corrected in the Prospectus (as so amended or supplemented), unless such failure is the result of noncompliance by ProxyMed with its obligations to deliver copies of the Prospectus to such Designated Holder; nor shall this indemnity inure to the benefit of any Designated Holder, or any Person controlling such Designated Holder, or any Person under common control with, or controlled by, such Designated Holder, from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Securities concerned to the extent it is established that, at the time of such purchase, such Designated Holder had received written notice from ProxyMed that the use of such Prospectus was suspended as provided in Section 2(d) hereof. In connection with any underwritten offering, ProxyMed will also indemnify the Underwriters, if any, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Designated Holders, if requested in connection with any Registration Statement.

                  (o) Indemnification by Stockholders. Each Designated Holder agrees, severally and not jointly, to indemnify and hold harmless ProxyMed, and the other selling Designated Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls ProxyMed, and any other selling Designated Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from ProxyMed to the Designated Holders, but only with reference to information relating to such Designated Holder furnished to ProxyMed in writing by such Designated Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

                  (p) Third-Party Claims. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph
(n) or paragraph (o) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Designated Holders and all Persons, if any, who control any Designated Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any Person under common control with, or controlled by, any Designated Holder, (b) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for ProxyMed, its directors, its officers who sign the Registration Statement and each Person, if any, who controls ProxyMed within the meaning of either such Section and (c) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. In such case involving the Designated Holders and Persons who control the Designated Holders or any Person under common control with, or controlled by, any Designated Holder such firm shall be designated in writing by Designated Holders' Representative. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (q) If the indemnification provided for in paragraph (o) or paragraph (p) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of ProxyMed and the Designated Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by ProxyMed or by the Designated Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Designated Holders' respective obligations to contribute pursuant to this Section 8(q) are several in proportion to the respective principal amount of Registrable Securities of such Designated Holder that were registered pursuant to a Registration Statement. ProxyMed and each Designated Holder agree that it would not be just or equitable if contribution pursuant to this Section 8(q) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this paragraph (q). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this paragraph
(q) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(q), no Designated Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Designated Holder exceeds the amount of any damages that such Designated Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8(q) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The indemnity and contribution provisions contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Designated Holders or any Person controlling any Designated Holder, or any Person under common control with, or controlled by, any Designated Holder or by or on behalf of ProxyMed, its officers or directors or any Person controlling ProxyMed and
(iii) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.


                                   PROXYMED, INC.


                                   By:
                                      -----------------------------------------
                                      Judson E. Schmid, Chief Financial Officer


                                   DESIGNATED HOLDERS' REPRESENTATIVE:


                                   By:
                                      -----------------------------------------
                                      Jay M. Gellert
                                   Title:
                                         --------------------------------------

                                   STOCKHOLDERS

                                   AETNA INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   CIGNA HEALTH CORPORATION


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   HEALTH NET, INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   OXFORD HEALTH PLANS, INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   ANTHEM INSURANCE COMPANIES, INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   PACIFICARE HEALTH SYSTEMS, INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   WELLPOINT HEALTH NETWORKS INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   NDCHEALTH CORPORATION


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   SCHEDULE 1
                   NAMES AND ADDRESSES OF STOCKHOLDER PARTIES


-------------------------------------------------------------------------------
AETNA, INC.
151 Farmington Ave.
Hartford, CT  06156

ANTHEM INSURANCE COMPANY, INC.
120 Monument Circle
Indianapolis, IN 46204

CIGNA HEALTH CORPORATION
900 Cottage Grove Road
Hartford, CT 06152

HEALTH NET, INC.
20650 Oxnard Street
Woodland Hills, CA 91367

NDC HEALTH CORPORATION
NDC Plaza
Atlanta, GA 30329

OXFORD HEALTH PLANS, INC.
48 Monroe Turnpike
Trumbull, CT 06611

PACIFICARE HEALTH SYSTEMS, INC.
5995 Plaza Drive
Cypress, CA 90630

WELLPOINT HEALTH NETWORKS, INC.
1 Wellpoint Way
Thousand Oaks, CA 91362